SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 6, 2014 (September 16, 2014)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7575 W. Jefferson Blvd., Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

Explanatory Note:

On September 16, 2014, Steel Dynamics, Inc. (the “Company”) completed its acquisition of Severstal Columbus, LLC (“Columbus”), a sheet steel mini-mill located in Columbus, Mississippi (the “Acquisition”).  The Acquisition was completed pursuant to a Membership Interest Purchase Agreement, dated as of July 18, 2014, by and among Severstal Columbus Holdings, LLC (“Holdings”), Columbus and the Company, whereby the Company acquired all of Holdings’ membership interests in Columbus for a purchase price of $1.625 billion in cash, with customary transaction purchase price adjustments.  The Acquisition was funded with the issuance of $1.2 billion of new senior unsecured notes, borrowings on the Company’s revolving credit facility, and approximately $350 million of available cash.

This Current Report on Form 8-K is being filed to set forth the following:

•                  Audited financial statements of Severstal Columbus, LLC as of December 31, 2013 and 2012 and for each of the years in the three-year period ended December 31, 2013

•                  Unaudited financial statements of Severstal Columbus, LLC as of June 30, 2014, and for the six month periods ended June 30, 2014 and 2013

•                  Unaudited pro forma condensed consolidated financial information of Steel Dynamics, Inc. as of June 30, 2014, for the fiscal year ended December 31, 2013, and for the six months ended June 30, 2014.

All required historical and pro forma financial statements are hereby incorporated by reference from Exhibits 99.1 and 99.2 attached hereto and filed herewith.

Item 9.01.                                        Financial Statements and Exhibits

(a)         Financial Statements of Businesses Acquired.

The audited financial statements of Severstal Columbus, LLC as of December 31, 2013 and 2012 and for each of the years in the three-year period ended December 31, 2013, and the unaudited financial statements of Severstal Columbus, LLC as of June 30, 2014, and for the six-month periods ended June 30, 2014 and 2013, are included herewith and incorporated herein by reference from Exhibit 99.1, attached hereto.

(b)         Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of Steel Dynamics, Inc. as of June 30, 2014, for the fiscal year ended December 31, 2013, and for the six months ended June 30, 2014, are included herewith and incorporated herein by reference from Exhibit 99.2, attached hereto.

(d)         Exhibits.

Exhibit Number	Description

15.1	KPMG LLP Awareness Letter

23.1	KPMG LLP Consent

99.1

Audited financial statements of Severstal Columbus, LLC as of December 31, 2013 and 2012 and for each of the years in the three-year period ended December 31, 2013, and unaudited financial statements of Severstal Columbus, LLC as of June 30, 2014, and for the six-month periods ended June 30, 2014 and 2013.

99.2	Unaudited pro forma condensed consolidated financial information of Steel Dynamics, Inc. as of June 30, 2014, for the fiscal year ended December 31, 2013, and for the six months ended June 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

STEEL DYNAMICS, INC.

/s/ Theresa E. Wagler
Date: November 6, 2014	By:	Theresa E. Wagler
	Title:	Executive Vice President and
Chief Financial Officer